Commission File No.: 000-55450

SCHEDULE 14C/A1

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

☒   Preliminary Information Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐   Definitive Information Statement

Medicine Man Technologies, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

☒  None required

☐   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐   Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

NOTICE REGARDING THE INTERNET AVAILABILITY OF
INFORMATION STATEMENT MATERIALS

MEDICINE MAN TECHNOLOGIES, INC.

4880 Havana Street

Suite 200 South

Denver, Colorado 80239

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF OUR MAJORITY STOCKHOLDERS

To the Stockholders of Medicine Man Technologies, Inc.:

We are furnishing this notice to all holders of record of shares of common stock of Medicine Man Technologies, Inc. (the “Company”) as of close of business on February 28, 2017 (the “Record Date”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the U.S. Securities and Exchange Commission thereunder. This notice is intended to inform you of the availability of an Information Statement on our website  advising you that the Company has entered into two separate agreements to acquire other unrelated companies, including (i) an Agreement and Plan of Merger (the “Pono Agreement") with Pono Publications Ltd., a privately held Colorado corporation ("Pono") based in Denver, Colorado, that also includes Medicine Man Consulting Inc., our wholly owned subsidiary (“MMC”) and (ii) a Share Exchange Agreement (the “SN Agreement”) with Success Nutrients, Inc., a Colorado corporation (“SN”) to facilitate our acquisition of these companies. SN will become a wholly owned subsidiary of our Company while Pono shall be merged with and into MMC, which shall remain as the surviving corporation.

Pursuant to the terms of the Pono and SN Agreements, we will be issuing 3.5 million shares of our Common Stock, par value $0.001 per share to the shareholders of both Pono and SN, in exchange for all of their issued and outstanding shares of common stock. Upon effectiveness, there will then be 17,470,944 shares of our Common Stock issued and outstanding. Both the Pono Agreement and SN Agreement will be effected by authority of our Board of Directors and the written consent of the holders of a majority of our Common Stock. However, voting control of our Company will not change and, except for the appointment of Charles Haupt as a director, all of our directors and executive officers will remain.

The Pono Agreement and SN Agreement have been approved unanimously by our Board of Directors. On February 28, 2017, holders of a majority of the shares of our Common Stock acted by written consent to ratify both Agreements.

This communication is not a form for voting and presents only an overview of the more complete Information Statement that is available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement. The Company is making the Information Statement available through the Internet rather than utilizing the full set delivery option in an attempt to save additional expenses associated with the printing and mailing of the Information Statement.

Follow the instructions below to view the materials or request printed or e-mail copies.

Any shareholder who wishes to receive a copy without charge of the Information Statement and the Company’s Annual Report on Form 10-K may contact us by any of the following means:

Mail: Any shareholder who wishes to receive a copy without charge of the Information Statement and the Company’s Annual Report on Form 10-K may contact us by any of the following means:

Mail: Medicine Man Technologies, Inc., 4880 Havana Street, Suite 200 South, Denver, Colorado 80239; Attn: Investor Relations.

Telephone: (303) 371-0387

E-mail: info@medicinemantechnologies.com

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS

2

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

Neither the Pono Agreement nor the SN Agreement will become effective until applicable Statement of Merger (for the Pono Agreement) is filed with the Colorado Secretary of State and Statement of Share Exchange and Articles of Exchange (for the SN Agreement) are filed with the Colorado and Nevada Secretaries of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

This Information Statement is being mailed to you on or about _____________, 2017.

____________, 2017

Very Truly Yours

/s/ Andrew Williams

Andrew Williams, Chief Executive Officer

3

MEDICINE MAN TECHNOLOGIES, INC.

4880 Havana Street

Suite 200

Denver, Colorado 80239

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

This Information Statement (this “Information Statement”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered holders of the common stock, $0.001 par value per share (“Common Stock”), of Medicine Man Technologies, Inc. (the “Company”), in accordance with the relevant sections of the Nevada Revised Statutes. solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, upon the authorization of the Company’s Board of Directors (the “Board”) on February 27, 2017, the holders of a majority of the issued and outstanding shares of Common Stock (the “Majority Shareholders”) have executed a written consent approving the corporate actions described herein (the “Written Consent”). The Record Date for determining the shareholders entitled to receive this Information Statement was February 27, 2017, at which time the Company had 10,470,944 shares of Common Stock issued and outstanding. The Common Stock represents the only outstanding voting securities of the Company. Holders of approximately 51.7% of our voting securities approved the actions described below.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN

CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU

FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On February 27, 2017, we entered into a Merger Agreement with Pono Publications Ltd., as well as a Share Exchange Agreement with Success Nutrients, Inc., each a Colorado corporation, in order to facilitate our acquisition of both of these entities. On February 27, 2017, majority holders of our Common Stock ratified in writing their approval of the proposed Merger with Pono and Share Exchange with Success Nutrients.

The controlling stockholders have not consented to or considered any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the Record Date have voted in favor of the foregoing proposals and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on ______________, 2017.

4

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

•	continued development of our business;
•	dependence on key personnel;
•	competitive factors;
•	changes in federal law relating to the cannabis industry
•	the operation of our business; and
•	general economic conditions.

These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

GENERAL

This Information Statement is being furnished to all of our stockholders of record on February 27, 2017 in connection with the approval by our Board of Directors and our controlling stockholders of a Merger Agreement (the “Pono Agreement”) with Pono Publications Ltd.,(“Pono”) as well as a Share Exchange Agreement (the “SN Agreement”) with Success Nutrients, Inc. (“SN”) (the Merger with Pono and the Share Exchange with SN are hereinafter jointly referred to as the “Transactions” or a “Transaction”), each a Colorado corporation, in order to facilitate our acquisition of both of these entities. The Pono Agreement and SN Agreement have each been approved by both our Board of Directors and the consent of the holders of a majority of our issued and outstanding common shares. The filing of the Statement of Merger for the Pono transaction and the Statement of Share Exchange and Articles of Exchange for the SN Transaction are required by the laws of the state of Colorado and Nevada, as applicable.

Pursuant to both the Pono Agreement and SN Agreement, we will, among other things, issue 3,500,000 “restricted” shares of our authorized but previously unissued common stock to the stockholders of both Pono and SN in exchange for all of their issued and outstanding common stock. There will then be 17,470,944 shares of our Common Stock issued and outstanding. Each share of common stock being issued to the shareholders of Pono and SN in the Transactions shall be voting securities and shall contain the same rights as those held by our current shareholders. We have no other classes of our securities issued or outstanding.

5

On the Effective Date of both Transactions we will be a holding company with two wholly owned subsidiaries, including Success Nutrients Inc., a Colorado corporation, and Medicine Man Consulting Inc, which will include our current consulting business as well as Pono’s current business. Our voting control will not change. Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

The Pono and SN Agreements closed on February 27, 2017, and will each become effective upon the filing of Statement of Merger with the Secretary of State in Colorado and Statement of Share Exchange and Articles of Exchange with the Colorado Secretary and State and Nevada Secretary of State, respectively, which is expected to occur twenty (20) days after the dissemination of this Information Statement. For accounting purposes, the effective date of these transactions will be March 1, 2017.

The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statutes (referred to herein as the "NRS"), which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the Transactions, the Board of Directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.

Our controlling stockholders, who currently beneficially own approximately 51.7% of our outstanding common stock gave their written consent to the foregoing on February 27, 2017. Accordingly, the Transactions will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

The following shareholders are the Majority Shareholders who voted unanimously for the proposal, making up a total of 5,415,384 shares of Common Stock, or 51.7% of the total shares of Common Stock outstanding as of the Record Date:

Name of Shareholder	# of Shares	Affiliation with Company
Andrew Williams	1,675,500	Officer/director
Brett Roper	180,000	Officer/director
Peter Williams	1,766,975	Shareholder
Michelle Zeman	700,000	Shareholder
Sally Vander Veer	392,372	Shareholder
Frank Best	204,813	Shareholder
Andrew Telsey	76,516	Shareholder/Legal Counsel
Kimberly Ghanta	238,855	Shareholder
Josh Berg	180,353	Shareholder

We will pay all costs associated with the distribution of this Information Statement.

SUMMARY

This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the Transactions you should carefully read this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Pono Agreement, SN Agreement, the Colorado Statement of Merger and the Colorado Statement of Share Exchange and Nevada Articles of Exchange are attached as exhibits to this Information Statement. We encourage you to read these documents.

6

Parties to the Pono Merger:

Medicine Man Technologies, Inc. and its wholly owned subsidiary, Medicine Man Consulting, Inc.

4880 Havana St.

Suite 102 South

Denver, CO 80239

Pono Publications Ltd.

6660 East 47th Ave.

Denver, CO 80216

Parties to the SN Share Exchange:

Medicine Man Technologies, Inc.

4880 Havana St.

Suite 102 South

Denver, CO 80239

Success Nutrients Inc.

6660 East 47th Ave.

Denver, CO 80216

Business of Success Nutrients Inc.

SN was incorporated in Colorado on May 5, 2015. Since inception SN has been engaged in the manufacturing and wholesale and retail distribution of nine different plant nutrients for cannabis, each of which comes in three separate sizes and which has been primarily marketed to the cannabis industry, more specifically, cultivation experts and other growers in the cannabis industry in Colorado. The custom manufacturing is contracted with Innovak Industries, Inc., El Paso, Texas. Each of SN’s nine product lines are sold in three separate sizes, with retail pricing ranging from $25-$30 for small packages up to a range of $200-$300 for large packages.

The development of SN’s product line was the result of consolidation of all the micro and macro nutrients found to produce the most grams of cannabis flower per square foot while achieving the highest quality possible. Until January 2017, SN’s operations were primarily directed towards in the cannabis industry in the state of Colorado. Subsequently, SN’s products were successfully registered with the state agricultural departments for California, Oregon, Washington, Arizona and Michigan, as well as in Canada. Prior to obtaining this registration the SN products were only able to be purchased online. As a result of being registered, all SN products can now be displayed on retail shelves in those aforesaid states.

SN’s goal is to revolutionize modern cannabis gardening as it is currently known with an emphasis on stronger plants, healthy flowers and an overall cleaner product. Generally, growers of cannabis have been able to generate approximately 1.5 lbs per grow light. By using both the nutrients offered by SN, together with the process offered by Pono, results have more than doubled in some cases. While no assurances can be provided, we believe that this will add substantial growth to our existing cannabis consulting operation, especially as the cannabis industry continues to grow and expand as additional states approve the use and cultivation of medical and recreational marijuana. We believe that if we offer prospective new clients the opportunity to learn cultivation techniques that allow them to increase production over their competitors, our business will increase, which is one of the primary purposes of the Transactions.

Pursuant to the terms of the SN Agreement, SN is obligated to provide independent audited financial statements since its inception in 2015 to us, which shall be filed as an amendment to our Form 8-K to be filed with the US Securities and Exchange Commission relating to our acquisition of SN upon effectiveness within 75 days of such effective date. SN was incorporated in May 2015 but did not commence operations until June 2015. Therefore, information provided for 2015 represents only a partial initial year of operations.

7

Statement of Operations:

	Year Ended December 31,
	2015	2016

Revenues	$0	$779.292
Cost of Goods Sold	$0	$(222,759)
Total Operating Expense	$(20,135)	$(320.365)
Taxes Paid	$–	$(9,742)
Net Income (Loss) from Operations	$(20,135)	$225,802

Balance Sheet:

Year Ended December 31, 2016

Cash	$155,036
Current assets	$249,453
Total assets	$287,578
Current liabilities	$(8.560)
Total liabilities	$(71,909)
Total stockholders’ equity (deficit)	$215,667

Business of Pono

Pono was incorporated in the State of Colorado on February 16, 2015. It is the holder of all intellectual property rights relating to the cannabis cultivation of full scale commercial grow operations utilized and proposed to be utilized by our current and future clients. No patents have been filed to protect the various methods and expertise utilized for these commercial grows because of the federal prohibition on cannabis.

“Three-a-light” is a tutorial for how to grow cannabis plants for the individual grower growing for his own benefit or caregiver growing for their patients in a limited grow. The book is currently offered on Amazon at a price of $500 per copy, the highest price for a book offered by Amazon. To date, approximately 1,100 books have been sold.

There are key differences between growing cannabis indoors and outdoors. While outdoor crops can yield more, the quality of indoor cannabis cannot be matched. This book teaches the secrets of getting the greatest yield without sacrificing quality and includes a step-by-step marijuana growing guide from seed to finished flower. It provides a simple approach to a very painstaking and complex process. It contains illustrations on how to grow cannabis and covers the nine vital components of growing marijuana indoors in order to achieve the highest average yield per light.

The following is selected unaudited financial data of Pono. Pursuant to the terms of the Pono Agreement, Pono is obligated to provide independent audited financial statements since its inception in 2015 to us, which shall be filed as an amendment to our Form 8-K to be filed with the US Securities and Exchange Commission relating to our acquisition of SN upon effectiveness within 75 days of such effective date. Pono was incorporated in February 2015 but did not commence operations until November 2015. Therefore, information provided for 2015 represents only a very short initial year of operations.

8

Statement of Operations:

	Year Ended December 31,
	2015	2016

Revenues	$37,951	$362,808
Cost of Goods Sold	$5,025	$73,267
Total operating expenses	$46.504	$300,860
Taxes paid	–	$136
Income (Loss) from operations	$(13,578)	$(11,533)

Balance Sheet:

Year Ended December 31, 2016

Cash	$86,418
Current assets	$146,261
Total assets	$146,261
Current liabilities	$91
Total liabilities	$161,372
Total stockholders’ equity (deficit)	$(15,111)

Structure of the Transactions

Upon filing of Statement of Merger with the Colorado Secretary of State relative to the Pono Transaction and the Statement of Share Exchange and Articles of Exchange with the office of the Secretary of State of Nevada and Colorado relative to the SN Transaction, respectively, referred to herein as the "Effective Time” we will issue an aggregate of 7,000,000 shares of our common stock to the Pono and SN stockholders in exchange for 100% of the issued and outstanding shares of each of their capital stock. SN will become a wholly owned subsidiary of our Company, while Pono will be consolidated with and into our current cannabis consulting company, Medicine Man Consulting, Inc. (“MMC”), currently a wholly owned subsidiary of our Company. All our current management will remain in place, but Charles Haupt will be added as a member of our Board of Directors and Josh Haupt will become the Chief Cultivation Officer of MMT and MMC.

As a result of the issuance of shares of our common stock in exchange for the outstanding shares of Pono and SN capital stock, at the Effective Time the stockholders of both Pono and SN will become stockholders of our Company and each of Pono and SN shareholders will own approximately 20% of our then issued and outstanding shares of common stock and our current stockholders will own approximately 60% of our issued and outstanding shares of common stock.

Upon completion of the Transactions we will assume SN and Pono’s assets, liabilities and plans of operation, but will only receive nominal cash. All liabilities will be paid in full. As a result of these Transactions we may require additional financing to implement our anticipated expansion fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

Our current stockholders will be diluted by the issuance of shares of our common stock in the Transactions and may be diluted by future issuances of securities and sales of our securities to satisfy our working capital needs.

Reasons for the Transactions

Our Board of Directors considered various factors in approving the terms of the Transactions and believes the acquisition of SN and Pono will be in the best interest of our stockholders. Our Board analyzed both company’s operations, prospects and managerial resources and believes that acquiring both SN and Pono will increase the quality of our consulting operations.

Cost and Expenses of the Transactions

The SN and Pono Agreements provides that all costs and expenses in connection with the two Transactions will be paid by the party incurring such costs and expenses.

9

Dissenting Shareholders Rights

Under applicable Nevada law, our stockholders have the right to demand appraisal of their shares in connection with either of the Transactions. Pursuant to NRS 92A.430(c), we hereby provide notice to those shareholders of our Company who wish to exercise their dissenting shareholder rights. In this regard, we state as follows:

1.	Each dissenting shareholder must have owned his or her shares in our Company on August 12, 2016, the date on which we first made a public announcement of our intent to engage in the Transactions;

2.	To exercise their dissenting shareholder rights a shareholder shall provide the Notice attached hereto as Attachment A, duly executed, which must be received by the Company’s legal counsel, Andrew I. Telsey, P.C., 12835 E. Arapahoe Road, Tower 1 Penthouse #803, Centennial, Colorado 80112, not less than thirty (30) nor more than sixty (60) days following the date of this Information Statement.

3.	Attached hereto and included herewith as Attachment B is a copy of NRS 92A 300 to 92A500, inclusive.

4.	A dissenting shareholder who is eligible to exercise dissenting shareholder rights and who adheres to the procedures established in the Nevada Revised Statutes for dissenting shareholders shall receive payment for his shares within thirty (30) days after receipt by the Company of the demand for payment. Such payment shall be determined by the Company by estimating the fair value of the shares based upon the Company’s balance sheet as of December 31, 2016, the end of its most recent fiscal year, its statement of income, and changes in its statement of stockholder equity during its previous fiscal year.

A dissenting shareholder should complete the information required under Nevada law, sign their notice before a notary public and send the notice as described above.

Directors and Executive Management Following the Transactions

Following completion of the Transactions, all of the existing members of our Board of Directors will remain, with our Board of Directors increased to four (4) members and Charles Haupt will be appointed as a director.

SUMMARY OF TERMS OF

MERGER AND SHARE EXCHANGE AGREEMENTS

The following is only a summary of the material provisions of the Agreement and Plan of Merger, dated February 27, 2017, between us and Pono Publications Inc. (the "Pono Agreement") and Share Exchange Agreement (the “SN Agreement”) with Success Nutrients, Inc. (“SN”) (the Merger with Pono and the Share Exchange with SN are hereinafter jointly referred to as the “Transactions” or a “Transaction”), each a Colorado corporation, in order to facilitate our acquisition of both of these entities. The Pono Agreement is attached to this Information Statement as Appendix A and the SN Agreement is attached as Appendix B. Please read both Agreement in their entirety.

Our Reasons for the Transactions

In considering and approving the Pono and SN Agreements, our Board of Directors considered various factors including:

•	our prospects for the future;
•	Pono’s intellectual property, SN’s technology and quality of products, business plan and prospects for growth and expansion;
•	the professional expertise in cultivation of Joshua Haupt; and
•	anticipated increase in our stockholder values as a result of the Transactions.

10

SN and Pono’s Reasons for the Transactions

In considering and voting upon approving the Transactions the respective Boards of Directors of Pono and SN considered the following:

•	enhanced access to the capital markets; and
•	perceived credibility and enhanced corporate image of being consolidated into a publicly traded company.

Neither we nor Pono or SN retained the services of an investment banker or requested a fairness opinion in connection with the Transactions, but the terms of each Transaction were negotiated on an arms-length basis.

The above discussion of the material factors considered by each company’s board of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the Pono Agreement and SN Agreement, the respective boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Pono and SN Agreements

Subject to the terms and conditions of the Pono and SN Agreements at the Effective Time, SN will become a wholly owned subsidiary of our Company while Pono will be consolidated with and into our current cannabis consulting company, Medicine Man Consulting, Inc. (“MMC”), currently a wholly owned subsidiary of our Company. All our current management will remain in place, but Charles Haupt will be added as a member of our Board of Directors and Joshua Haupt will become the Chief Cultivation Officer of both our Company and MMC.

Effective Time of the Merger

The Pono and SN Agreements provides that the Transactions will each become effective upon the filing of Statement of Merger with the Colorado Secretary of State as to the Pono Transaction, and Statement of Share Exchange and Articles of Exchange with the Secretaries of State of Colorado and Nevada as to the SN Transaction, which is expected to occur twenty (20) days after the dissemination of this Information Statement. For accounting purposes, the parties have agreed that effective date of the Transactions will be March 1, 2017.

Merger Consideration

Upon consummation of the Merger, each share of outstanding Pono and SN common stock shall be converted into thirty-five (35) shares of our common stock. There are 100,000 shares of both Pono and SN issued and outstanding. Accordingly, following the exchange, holders of Pono and SN capital stock will hold 7,000,000 shares of our common stock.

As a result of the Pono Transaction, the shares of Pono capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Effective Time will cease to have any rights with respect to such certificate, except the right to receive the shares of our common stock described above. As a result of the SN Transaction, the shares of SN capital stock will be held by Medicine Man Technologies, Inc.

Representations and Warranties

The Pono and SN Agreements contains customary representations and warranties of the parties. Each party has made representations and warranties to the other relating to, among other things, Corporate Existence and Power, Corporate Authorization, Governmental Authorization, Non-Contravention, Capitalization, Subsidiaries, Absence of Litigation, Financial Statements, Absence of Certain Changes, Material Contracts, Litigation, Finders’ Fees, Taxes, Employee Benefits Plans, Properties, Intellectual Property, Insurance Coverage, Licenses and Permits, Employees, Labor Matters, Environmental Matters, Books and Records; and State Takeover Statutes. For a more detailed description of these representations and covenants, see Sections __ and ___ of the Pono Agreement, attached hereto as Appendix “A,” and Sections __ and ___ of the SN Agreement, attached hereto as Appendix “B”.

11

Conditions to the Transactions

The respective obligations of the parties to the Transactions are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as the accuracy of all representations and warranties, the performance and compliance with all covenants, agreements and conditions, the delivery of certificates, documents and legal opinions and the compliance with applicable state laws. No regulatory approval is required to be obtained in connection with the consummation of either of the Transactions.

Termination

Both the Pono and SN Agreements may be terminated and the Transactions may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Agreements by our shareholders):

(a)	by mutual written agreement of the parties; and
(b)	By Medicine Man Technologies, Inc, in its sole discretion, if the audited financial statements to be provided by both Pono and SN deviate by more than 10% from the unaudited financial statements provided by Pono and SN to MMT.

If either the Pono or SN Agreement is terminated, that Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure.

Amendment and Waiver

Any provision of either the Pono or SN the Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

On the Effective Date of both transactions we will be a holding company with two wholly owned subsidiaries, including Success Nutrients Inc., a Colorado corporation, and Medicine Man Consulting Inc, which will include our current consulting business as well as Pono’s current business. Our voting control will not change. Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

Upon the closing of the Transactions, current stockholders of Pono and SN will beneficially own, in the aggregate, approximately 40.1% of our issued and outstanding common stock and our current stockholders will own approximately 59.9%. The purpose of the Transaction is to enhance our current cannabis consulting business.

CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE TRANSACTIONS

Certain Federal Income Tax Consequences

Because no action is being taken in connection with the current outstanding shares of our common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with either Transaction. It is expected that the issuance of our shares of common stock to both the SN and Pono stockholders pursuant to each Transaction will be tax-free to those persons.

Accounting Treatment of the Merger

The Transactions will each be accounted for as an acquisition right meaning that purchase price accounting will be applied and goodwill will be booked up to the impairment analysis right.

12

Federal Securities Law Consequences

The shares of our common stock to be issued to the SN and Pono stockholders in connection with the Transactions will not be registered under the Securities Act at the Effective Time. It is intended that such shares will be issued pursuant to the exemption from registration provided by Regulation D of the Securities Act, as the shares of our common stock to be issued in each Transaction will be issued to less than 35 “non-accredited” investors, as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended. . These shares shall be "restricted" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. Under the provisions of Rule 144, restricted securities may be sold into the public market after being held for a minimum of six months, subject to limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least six months may sell their shares free of restriction. Any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of 1% of the shares then outstanding in a broker’s transaction, providing that we are current in our filings pursuant to the Securities Exchange Act of 1934, as amended.

Our Operations after the Transactions

Following the Transactions our current business activities will remain but are expected to be significantly enhanced. At the Effective Time of the Transactions, Charles Haupt shall become a director of our Company and Joshua Haupt will be appointed as our Chief Cultivation Officer, but the remainder of our directors and executive officers will remain as they consist currently.

We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act.

We intend to utilize Pono’s intellectual property relating to cannabis cultivation in our cannabis consulting efforts. We also hope to continue to expand the distribution channels for the nutrient products offered by Success Nutrients. While no assurances can be provided, we anticipate increased revenues from the sale of nutrients, with increased revenues derived from increased outlets, plus revenues of approximately $25-40,000 per month from the sale of the book. In addition, as a result of the cannabis production historically produced from Josh Haupt’s cultivation locations, we intend to develop what we are referring to as Cultivation Max, which is a program we will be offering to both existing cannabis cultivation locations, as well as new clients generated from our cannabis consulting business. Our intention is to offer our expertise to these entities wherein we shall be paid a percentage of the increased production arising from the implementation of our systems by our clients. Our existing cannabis clients will pay us 4% of revenues generated from the sale of cannabis over 3,000 lbs. For larger cultivation systems we intend to partner with these third parties and be paid 15% of all revenues over what that relevant cultivation location had historically produced. There are no assurances that we will generate any revenues from these new opportunities.

Pono and SN uses a combination of copyright, trade secret laws and confidentiality agreements to protect its proprietary intellectual property. We intend to aggressively register for patent protection if and when the federal government eliminates cannabis prohibition. Intellectual property counsel has advised that any effort to register a patent relating to the cultivation of marijuana would currently be unsuccessful.

Enforcement of intellectual property rights is costly and time consuming. To date, Pono and SN have relied primarily on proprietary processes and know-how to protect intellectual property. It is uncertain if and when its other patent applications may be allowed and whether they will provide us with a competitive advantage.

From time to time, Pono and SN may encounter disputes over rights and obligations concerning intellectual property. Pono and SN believe its service offering does not infringe the intellectual property rights of any third party. However, there can be no assurance that either Pono or SN will prevail in any intellectual property dispute.

13

Employees

As of February 27, 2017, we had eight (8) employees, including five (5) full time employees and three (3) part time employees, including 2 in management, 5 in operations and 1 in finance.. As a result of the Transactions we anticipate that the aggregate number of employees will increase to twelve (12) including four additional full time employees in operations and one part time contract person. None of Pono or SN’s employees is represented by a labor union or a collective bargaining agreement. Pono and SN consider its relations with its employees to be good.

Facilities

Effective March 1, 2017 our principal place of business is being moved to Suite 200 from Suite 102, located at 4880 Havana Street, Denver, Colorado 80239. Our telephone number is (303) 371-0387. This new space consists of 12,097 sq. feet of rentable space, primarily executive office space and conference room, for which we have agreed to pay a rent of $6,479.60 for the initial year of a 36 month term. This rent will escalate to approximately $12,000 per annum in August 2017 and increase approximately $1,000 each year thereafter through May 30, 2018. It is anticipated that this space shall be sufficient for our needs for the foreseeable future.

Our location is subleased from one of our shareholders, ChineseInvestors.com Inc., pursuant to an oral agreement. This space consists approximately 3,500 square feet and is comprised of executive offices, work areas, conference rooms, a restroom, and storage space located in a Class A office building. We pay monthly rent of $1,600. We share this space with Future Vision, Inc., an affiliated company.

Success Nutrients Inc. also is party to a lease at 6660 East 47th Ave Drive, Denver, CO, which consists of approximately 12,800 rentable sq. ft. of office and warehouse space. Monthly base rent for this location is currently $7,200, which increases to $7,467 in December 2017, to $7,733 in December 2018 and to $8,000 in December 2019, running through November 30, 2020.

INFORMATION RELATING TO OUR SECURITIES

As of the date of this Information Statement there are 10,470,944 shares of our Common Stock issued and outstanding. Each share entitles the record holder to one vote on all matters that are presented to shareholders for their consideration. The Common Stock is our only issued and outstanding security.

Following the consummation of the Transactions we will have 17,470,944 shares of Common Stock issued and outstanding. We have 90,000,000 shares of our Common Stock authorized. Upon consummation of the Transactions, the number of authorized shares of Common Stock will not change.

The following table sets forth the number of common shares issued and outstanding as of the date of this Information Statement and upon consummation of the Transactions, and shares of unissued shares of Common Stock available for issuance as of the date of this Information Statement and upon consummation of the Transactions.

Pre Transactions:
Common Stock Issued and Outstanding	10,470,944
Common Share Authorized but Unissued	89,529,056

Post Transactions
Common Stock Issued and Outstanding	17,470,944
Common Share Authorized but Unissued	82,529,056

14

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT

AND AFFILIATES PRIOR THE MERGER

The following table sets forth as of the date of this Information Statement certain information with respect to those persons known by us to be record or beneficial owners of more than 5% of our outstanding Common Stock, with respect to each Officer and Director, and with respect to all Directors and Officers as a group. All ownership is direct unless otherwise noted. Percentage ownership is based on the 10,470,944 shares currently outstanding.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent Of Class

Common	Andrew Williams(1)(2) 4880 Havana Street Suite 102 South Denver, Colorado 80239	1,675,500	16%

Common	Peter Williams 4880 Havana Street Suite 102 South Denver, Colorado 80239	1,766,975	16.9%

Common	Michelle Zeman 4880 Havana Street Suite 102 South Denver, Colorado 80239	700,000	6.7%

Common	Brett Roper(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	249,161(3)	2.4%

Common	Paul Dickman(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	55,000	*

Common	All Officers and Directors As a Group (4 persons)	1,979,661	18.9%

_________________________

*	less than 1%
(1) (2)	Officer and Director of our Company. Includes 1,615,500 shares held in the name of the Andrew Johns Williams Revocable Trust
(3)	Includes 69,151 shares owned by ChineseInvestors.com, Inc. and 180,000 shares owned by Mr. Roper, an officer and director of ChineseInvestors.com, Inc. and as such, is in a position to control this disposition of these shares. Mr. Roper disclaims beneficial ownership of the ChineseInvestors.COM shares.

15

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT

AND AFFILIATES FOLLOWING THE TRANSACTIONS

The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the Transactions by each stockholder expected by us to be the beneficial owner of more than 5% of our common stock and by each of our directors and executive officers and by all of the directors and executive officers as a group. Unless otherwise indicated in the footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has aright to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. The information contained below is based upon 17,470,944 shares of Common Stock to be issued and outstanding on a post-Transactions basis.

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership	Percent of Class

Common	Joshua Haupt(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	4,420,556	25.3%

Common	Andrew Williams(1)(2)	1,675,500	9.6%
	4880 Havana Street Suite 102 South Denver, Colorado 80239

Common	Peter Williams	1,766,975	10.2%
	4880 Havana Street Suite 102 South Denver, Colorado 80239

Common	Brett Roper(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	249,161	1.40%

Common	Paul Dickman(1) 4880 Havana Street Suite 102 South Denver, Colorado 80239	55,000	*

Common	All Officers and Directors As a Group (6 persons)	6,400,217	36.7%

_________________________

*	less than 1%
(1) (2)	Officer and Director of our Company. Including 1,615,500 shares held in the name of the Andrew Johns Williams Revocable Trust
(3)	Includes 69.1512 shares owned by ChineseInvestors.com, Inc. and 180,000 shares owned by Mr. Roper, an officer and director of ChineseInvestors.com, Inc. and as such, is in a position to control this disposition of these shares. Mr. Roper disclaims beneficial ownership of the ChineseInvestors.COM shares.

16

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth the names and ages of all of our Directors and Executive Officers and the positions held by such person, Each has served their position since our inception. Each position will serve until the next annual meeting of our shareholders, or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified.

Name	Age	Position

Andrew Williams	49	President, Chief Executive Officer

Brett Roper	63	Chief Operating Officer, Secretary and Chairman of the Board of Directors

James S. Toreson	74	Director

Paul Dickman	37	Chief Financial Officer

Resumes

Andrew Williams, our founder, has been our President and CEO since our inception in April 2014. In addition to his positions with our Company, since September 2009, Mr. Williams has also been President and CEO of Medicine Man Denver, a cannabis company and the entity that licensed us our intellectual property, and since January 2016, he has been President of MX LLC, a cannabis infused-product company he co-founded. See “Related Party Transactions.” From August 2006 through August 2010, Mr. Williams was a project portfolio manager with Jeppesen, a Boeing company. Mr. Williams received a Bachelor of Science degree in Industrial Engineering from the University of Southern Colorado in 1995. Prior to this, he served in the US Army as a Calvary Scout from 1986 to 1989 and received an honorable discharge. He devotes approximately 10% of his time to our affairs.

Brett Roper has been our Chief Operating Officer, Secretary and a Director since our inception in March 2014. In addition to his positions with our Company, since March 2001, Mr. Roper has been the COO, Senior Public Company Strategies Advisor, and Secretary of ChineseInvestors.com, an OTCQB status company (“CIIX”). From August 2006 through April 2010, Mr. Roper was the Director of Construction and Development, Property Manager, and an Asset Manager for Northstar Commercial Partners, Denver, Colorado, a company engaged in various real estate related investments. From March 1995 through August 2006, Mr. Roper worked for the Hollingsworth Companies (East Tennessee Based) in a wide variety of management roles for that business in the southeast US. He currently devotes a substantial amount of his time to our business.

Paul Dickman has been our Chief Financial Officer since March 2015. In addition to his positions with our Company, since December 2009, Mr. Dickman has been the owner of Breakwater Corporate Finance, a Colorado based company, and Paul Dickman CPA LLC, a company serving a variety of clients in accounting and financial consulting. Also since December 2009, Mr. Dickman has been the Chief Financial Officer of ChineseInvestors.com, Inc., a publicly held company that advises Chinese nationals on US investments. ChineseInvestors.com is also one of our principal shareholders. Mr. Dickman received a Bachelor of Science degree in Financial Management from Bob Jones University in 2002. He devotes only such time as necessary to our affairs, which is not expected to exceed 20% of his business time.

James S. Toreson was appointed as a director of our Company in March 2015. In addition to his position with our Company, Mr. Toreson has been the owner and Chief Executive Officer of Toreson Industries, Inc., Alamo, Nevada, a real property development company he founded in 1983. Toreson Industries filed a voluntary petition under Chapter 11, Title 11 of the US Code in the Federal Court in the District of Nevada located in Las Vegas, Nevada (Case #14-12481-abl). This was done to stay foreclosure proceedings on real property owned by Toreson Industries. This matter was dismissed by the bankruptcy court on February 25, 2015. Mr. Toreson has over 30 years’ experience in executive management, including marketing, engineering, manufacturing and finance. He is also a director of ChineseInvestors.com, Inc. and Freedom Motors, Inc., each a reporting company under the Securities Exchange Act of 1934, as amended. Mr. Toreson received a BSEE degree and MSEE degree, each with honors from the University of Michigan in 1967 and 1968, respectively, and a Dr. of Science degree from the University of Nevada-Reno in 1985. He devotes only such time as necessary to our affairs, which is not expected to exceed 20% of his business time.

17

BIOGRAPHIES OF NEW DIRECTOR AND OFFICER

Upon Effectiveness of the Transactions, the following persons will be appointed to our Board of Directors or as an officer of our Company. Each position will serve until the next annual meeting of our shareholders or board of directors, as applicable, or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified.

Name	Age	Position

Charles Haupt	54	Director

Joshua Haupt	30	Chief Cultivation Officer

Charles Haupt and Joshua Haupt are father and son. There are no other family relationships between any of our directors or executive officers.

Charles Haupt will be appointed as a director of our Company upon effectiveness of the Transactions, which is expected to occur in March or April 2017. In addition to his position with our Company, since 2003 Mr. Haupt has been President and founder of New Energy Technology, Inc., a privately held Colorado corporation, which is a software based energy information and management company serving the commercial building market. Mr. Haupt received a Bachelor of Science degree from Arizona State University in 1989. He intends to devote only such time as necessary to our business upon his appointment.

Joshua Haupt will be appointed as our Chief Cultivation Officer upon effectiveness of the Trasnactions. Josh was the founder of both Pono and SN, where he has been employed as President since their inception in 2015. From 2014 through 2017, he was president and principal shareholder of Debest Consulting, Inc., a privately held Colorado corporation engaged in the cultivation of Cannabis and duly licensed by the Colorado Marijuana Enforcement Division. From 2007 to January 2014, he was President and principal shareholder of Tall T Productions Inc., Breckenridge, CO, a clothing company that manufactures and sells tee shirts and other clothing to the ski and snowboard market. He intends to devote approximately 90% of his time to our business affairs upon closing of the Transactions.

COMPENSATION OF DIRECTORS & STANDARD ARRANGEMENTS

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our executive officers. We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity, although we may choose to adopt a policy in the future.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Stock Awards		All Other Compensation	Total Compensation

Andrew Williams, CEO President	2014	$41,595	$	_	$–	$41,595
	2015	$12,000		_	$43,750	$55,750

Sally Williams, Director(1)	2014	$18,000		$–	$–	$18,000

Brett Roper, COO and Secretary(2)	2014	$29,392		$–	$–	$29,392
	2015	$12,000	$	_	$48,750	$60,750

Paul Dickman, Chief Financial Officer(3)	2015	$12,000		$10,250	$–	$22,250

____________________

(1)	Ms. Williams resigned as a Board member in January 2015.
(2)	A portion of Mr. Roper’s salary continues to be borne by ChineseInvestors.com as a part of the consideration and agreement applicable to the issuance of shares awarded ChineseInvestors.com in 2014.
(3)	These funds were paid to Breakwater Corporate Finance, a company owned by Mr. Dickman.

18

Salaries for officers and directors will be established by the Compensation Committee in the future. As of the date of this Information Statement officer and director salaries had been established by our Board of Directors. Salaries for our employees are established by our Chief Operating Officer, Mr. Brett Roper, in consultation with the Board. None of our employees are employed pursuant to an employment agreement.

Upon closing of the Transactions, we will enter into an Employment Agreement with Joshua Haupt, which shall provide, among other things, for the following: (i) a salary of $156,000 per annum; (ii) a car allowance of $1,000 per month; (iii) bonuses payable in the event SN’s quarterly results exceed profits of $100,001 to $200,000 (EBIT) of 5%; $200,001 to $300,000 of 7.5%, and profits in excess of $300,001 (10%) so long as he remains employed by us; bonuses payable in the event our Culitvation MAX quarterly results exceed profits of $200,001 to $400,000 (EBIT) of 5%; $400,001 to $600,000 of 7.5%, and profits in excess of $600,001 (10%) so long as he remains employed by us. Net Profits (EBIT) is described as the specific reporting of the profit center related to both business lines noting such expenses generally would include both the operations of the business unit as well as any proportionate cost of the general and administrative expenses that may be reasonably assigned to that specific unit by management in consultation with our accounting and audit associates.

In addition, the Employment Agreement also provides that in the event Mr. Haupt decides to leave our employ, he shall give at least ninety (90) days advance notice of the date of his last day of employment. If such an election occurs within the first year of the agreement, he is required to surrender approximately 50% of our shares issued in the Transactions, currently determined to be 2,000,000 shares of our common stock.

The Employment Agreement also includes a non-compete and non-solicitation provisions, confidentiality provisions, a term of five (5) years, an arbitration clause and other terms commonly included in agreements of this kind.

Our officers and directors are currently compensated at the rate of $1,000 per month for their service. They are also reimbursed for actual expenses incurred relating to managing as well as marketing our business and, in some cases, receive incentive payments based upon their performance and success in securing new clients for us.

There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.

RELATED PARTY TRANSACTIONS

At our inception we issued 335,000 shares of our Common Stock in favor of Brett Roper, an officer and director, in consideration for services valued at $335.

On May 1, 2014, we entered into a non-exclusive Technology License Agreement with Futurevision, Inc., f/k/a Medicine Man Production Corporation, a Colorado corporation, d/b/a Medicine Man Denver (“Medicine Man Denver”), a company owned and controlled by affiliates of our Company, including Andrew Williams, our President, CEO and Chairman, whereby Medicine Man Denver granted us a license to use all of their proprietary processes they have developed, implemented and practiced at its cannabis facilities relating to the commercial growth, cultivation, marketing and distribution of medical marijuana and recreational marijuana pursuant to relevant state laws and the right to use and to license such information, including trade secrets, skills and experience (present and future). We issued 5,331,000 million shares of our Common Stock in consideration for issuance of the license.

During our fiscal year ended December 31, 2016, we operate from our offices at 4880 Havana Street, Suite 102 South, Denver, Colorado 80239, telephone (303) 481-4416. This location was subleased from Medicine Man Denver pursuant to an oral agreement. This space consists approximately 3,500 square feet and was comprised of executive offices, work areas, conference rooms, a restroom, and storage space located in a Class A office building at the address noted herein. We paid monthly rent of $1,600. This lease terminated February 28, 2017. See “Facilities” above.

19

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “34 Act”) requires our officers and directors and persons owning more than ten percent of the Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Additionally, Item 405 of Regulation S-K under the 34 Act requires us to identify in our Form 10-K and proxy statement those individuals for whom one of the above referenced reports was not filed on a timely basis during the most recent year or prior years. To our best knowledge, all reports that were required to be filed were filed but some were filed late.

WHERE YOU CAN FIND MORE INFORMATION

As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our Company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed online at "www.sec.gov."

Statements contained in this Information Statement or in any document incorporated into this Information Statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

The SEC allows us to incorporate by reference into this Information Statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this Information Statement is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

(i)       Our Annual Report on Form 10-K for the fiscal year ended December 31, 2015;

(ii)       Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016;

(iii)       Our Current Report on Form 8-K filed on August 12, 2016; and

(iv)       Our Current Report on Form 8-K filed on October 20, 2016;

We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 4880 Havana Street, Suite 200, Denver, Colorado 80239, attn.: Investor Relations.

Oral requests may be made to our principal offices, telephone number (303) 371-0387.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS _________________, 2017. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

20

Attachment A

NOTICE TO MEDICINE MAN TECHNOLOGIES, INC. OF INTENT TO EXERCISE

DISSENTING SHAREHOLDER RIGHTS.

Pursuant to NRS 92A.430(c), Medicine Man Technologies, Inc. (the “Company”) hereby provides a form of notice to those shareholders of the Company who wish to exercise their dissenting shareholder rights. In this regard, the Company states as follows:

1. Each dissenting shareholder must have owned his or her shares in the Company on August 12, 2016, the date on which the Company first made a public announcement of its intent to acquire Pono Publications Ltd. and Success Nutrients, Inc.;

2. This notice, duly executed below, must be received by the Company’s legal counsel, Andrew I. Telsey, P.C., 12835 E. Arapahoe Road, Tower 1 Penthouse #803, Englewood, Colorado 80112, not less than thirty (30) nor more than sixty (60) days following receipt by the dissenting shareholder of the Company’s Information Statement, of which this Notice is a part.

3. Included herewith is a copy of NRS 92A 300 to 92A500, inclusive.

4. A dissenting shareholder who is eligible to exercise dissenting shareholder rights and who adheres to the procedures established in the Nevada Revised Statutes for dissenting shareholders shall receive payment for his shares within thirty (30) days after receipt by the Company of the demand for payment. Such payment shall be determined by the Company by estimating the fair value of the shares based upon the Company’s balance sheet as of December 31, 2016, the end of its most recent fiscal year, its statement of income, changes in its statement of stockholder equity during its previous fiscal year and the Company’s interim financial statements for the three month period ended March 31, 2017.

A dissenting shareholder should complete the information below, sign this notice before a notary public and return a completed form as described above.

I _________________________________, hereby elect to exercise my dissenting shareholder rights to _____________ shares of the common stock of Medicine Man Technologies, Inc., a Nevada corporation. In support thereof, the undersigned, being duly sworn, hereby states as follows:

1. I am the beneficial owner of ___________ shares of common stock of Medicine Man Technologies, Inc., or have been duly authorized by the beneficial owner of such shares to act on his behalf.

2. I acquired my beneficial ownership on or before August 12, 2016.

3. Included herewith is the certificate representing ownership of the common shares.

EXECUTED THIS ____ day of ___________________, 2017.

_____________________________

(signature)

_____________________________

(print name)

_____________________________

(address)

_____________________________

COUNTY OF _____________	}
	}	ss.
STATE OF ________________	}

SUBSCRIBED AND SWORN TO BEFORE me by this ____ day of _____________, 2017.

My Commission Expires:

________________________

Notary Public

Printed Name: ________________

21